FIRST BANCTRUST CORPORATION
114 W. CHURCH STREET
CHAMPAIGN, IL 61824
ATTN: SARAH HANDLEY

Investor Address Line 1
Investor Address Line 2
Investor Address Line 3
Investor Address Line 4
Investor Address Line 5
John Sample
1234 ANYWHERE STREET
ANY CITY, ON A1A 1A1

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VOTE BY INTERNET - www.proxyvote.com
Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the website and follow the instructions to obtain your records and to create an electronic voting instruction form.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

CONTROL # → 0000000000000000

NAME	SHARES
THE COMPANY NAME INC. - COMMON	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS A	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS B	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS C	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS D	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS E	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS F	123,456,789,012.12345
THE COMPANY NAME INC. - 401 K	123,456,789,012.12345

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TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: ☒

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

02 0000000000

The Board of Directors recommends you vote "FOR" Proposal 1 and Proposal 2.

	For	Against	Abstain
1. The proposal to approve the Agreement and Plan of Merger, dated as of December 11, 2017, as amended on January 18, 2018, among the Company, First Mid-Illinois Bancshares, Inc. ("First Mid") and Project Hawks Merger Sub LLC, a wholly-owned subsidiary of First Mid ("Merger Sub"), pursuant to which the Company will merge with and into Merger Sub with Merger Sub as the surviving entity and a wholly-owned subsidiary of First Mid, and the transactions contemplated therein.	☐	☐	☐
2. The proposal to adjourn the Special Meeting to permit further solicitation in the event that an insufficient number of votes are cast to approve the merger agreement and the transactions contemplated therein.	☐	☐	☐

NOTE: This Proxy will be voted as directed, or if no instructions are given, it will be voted "FOR" Proposals 1 and 2.

	Yes	No
Please indicate if you plan to attend this meeting	☐	☐

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Investor Address Line 1
Investor Address Line 2
Investor Address Line 3
Investor Address Line 4
Investor Address Line 5
John Sample
1234 ANYWHERE STREET
ANY CITY, ON A1A 1A1

Signature [PLEASE SIGN WITHIN BOX] Date

JOB #

Signature (Joint Owners) Date

SHARES
CUSIP #
SEQUENCE #

0000351502_1 R1.0.1.17

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting: The Notice & Proxy Statement is/are available at www.proxyvote.com.

FIRST BANCTRUST CORPORATION
Special Meeting of Stockholders
[XXXX], 2018 [XXXX] local time
This proxy is solicited by the Board of Directors

The undersigned hereby appoints each of [XXXX] and [XXXX], or either of them acting in the absence of the other, as proxies, with the power to appoint their substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of common stock of FIRST BANCTRUST CORPORATION (the "Company") that the undersigned is entitled to vote at the Special Meeting of Stockholders to be held at [XXXX], on [XXXX], 2018, at [XXXX], local time, and at any postponement or adjournment thereof, with all powers the undersigned would possess if personally present, as follows:

This proxy, when properly executed, will be voted on the manner directed herein. If no such direction is made, this proxy will be voted "FOR" Proposal 1 and "FOR" Proposal 2.

Continued and to be signed on reverse side

0000351502_2 R1.0.1.17